UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 9, 2011

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

American Crystal Sugar Company (Company) held meetings on November 7, 2011 and November 8, 2011 with its shareholders from the five geographical districts where the Company’s Red River Valley factories are located.

At the Drayton Factory District Meeting held on November 7, 2011, the shareholders re-elected Robert M. Green as a director. He received 142 of the 144 votes cast with 1 spoiled ballot.  His new three-year term begins on December 1, 2011 and expires in December 2014.  William Baldwin and Neil C. Widner will continue as directors for the Drayton Factory District.

At the East Grand Forks Factory District Meeting held on November 7, 2011, the shareholders re-elected Brian R. Erickson as a director. He received 148 of the 154 votes cast with 5 abstentions.  His new three-year term begins on December 1, 2011 and expires in December 2014.  John F. Gudajtes and Curtis E. Haugen will continue as directors for the East Grand Forks Factory District.

At the Hillsboro Factory District meeting held on November 8, 2011, the shareholders re-elected John Brainard as a director.  He received 71 of the 76 votes cast with 5 abstentions.  His new three-year term begins December 1, 2011 and expires in December 2014.  Jeff D. McInnes and David Mueller will continue as directors for the Hillsboro Factory District.

At the Crookston Factory District Meeting held on November 8, 2011, the shareholders re-elected Donald Andringa as a director. He received 95 of the 97 votes cast with 2 abstentions.  His new three-year term begins on December 1, 2011 and expires in December 2014.  Curtis Knutson and Steve Williams will continue as directors for the Crookston Factory District.

At the Moorhead Factory District meeting held on November 8, 2011, the shareholders re-elected Dale Kuehl as a director.  He received all of the70 votes cast.  His new three-year term begins December 1, 2011 and expires in December 2014.  William A. Hejl and Wayne Tang will continue as directors for the Moorhead Factory District.

Item  7.01                                         Regulation FD Disclosure

The Company announced at the meetings that the Company’s Board of Directors expects that the planting tolerance for the 2012 crop year will be in the range of .80 to .85 acres per Preferred Share.  The Board of Directors retains the authority to adjust planting levels up or down depending on circumstances that develop throughout the year.

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in  “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2010.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	November 9, 2011		/s/ Teresa Warne
		By:	Teresa Warne
		Its:	Chief Accounting Officer